                             SERVICER'S CERTIFICATE


         IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE NOVEMBER 10, 2000 DETERMINATION DATE


1.  AVAILABLE FUNDS                                                $ 5,543,540.64


2.  (A) AGGREGATE CLASS A CERTIFICATE
        PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH            57,789,540.94

    (B) AGGREGATE CLASS B CERTIFICATE
        PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH             4,349,750.39

    (C) AGGREGATE POOL PRINCIPAL BALANCE
        AS REPORTED IN THE PRIOR MONTH                              62,139,291.33


3.  PRINCIPAL PREPAYMENTS RECEIVED DURING DUE PERIOD

    (A) NUMBER OF ACCOUNTS                                                      2

    (B) DOLLARS                                                        799,410.36


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                      96,096.23


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                           207,693.33

5A. RECOVERIES ON LIQUIDATED LOANS                                           0.00


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                      842,241.88


7.  (A) AMOUNT OF MONTHLY ADVANCE                                            0.00

    (B) AMOUNT OF COMPENSATING INTEREST                                  3,289.04


8.  DELINQUENCY AND FORECLOSURE INFORMATION (SEE FOOTNOTE A)
    (SEE  EXHIBIT  K)


Page 1 of 7                                                       Series 1998-1

9. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
   REALIZED LOSSES ON A LIQUIDATED LOAN                                                     48,888.22


10. (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED INTEREST                                         345,774.00
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                                  0.00
         (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                                (2,287.97)
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                      343,486.03
                                                                                           4.10377575
    (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED INTEREST                                          27,548.40
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                                  0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                                  (182.27)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                       27,366.13
                                                                                           4.34383016
    (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                      1,025,975.92
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                           0.00
         (iii) SUBSTITUTION ADJUSTMENTS                                       0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                               45,466.04
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                          0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                       0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                              0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                          1,071,441.96
                                                                                          12.80097921
    (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                         77,224.00
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                           0.00
         (iii) SUBSTITUTION ADJUSTMENTS                                       0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                                3,422.18
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                          0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                       0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                              0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                            80,646.18
                                                                                          12.80098095

11. (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
         IN CASH AND FROM LIQUIDATION OF
         PERMITTED INSTRUMENTS                                                           3,746,974.20

    (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                  0.00


Page 2 of 7                                                       Series 1998-1

12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE              56,718,098.98
                                                                            677.63559116
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE               4,269,104.21
                                                                            677.63558889
    (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                  60,987,203.19
                                                                            677.63559100

13. (A) EXCESS SPREAD                                                         189,174.59

    (B) EXTRA INTEREST                                                        200,466.60

    (C) SPREAD BALANCE (SEE FOOTNOTE A)                                     3,746,974.20

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT (SEE FOOTNOTE A)               3,845,309.42


14. (A) WEIGHTED AVERAGE MATURITY                                                190.919

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                   11.493%


15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                               71,630.53

    (B) PREMIUM PROTECTION FEE FOR THE RELATED DUE PERIOD                      77,244.83

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                          3,106.96


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION 5.04 (b)                                                            0.00

    (B) SECTION 5.04 (c)                                                            0.00

    (C) SECTION 5.04 (d)(ii)                                                    9,162.21

    (D) SECTION 5.04 (e)                                                            0.00

    (E) SECTION 5.04 (f)                                                       64,557.25


17. (A) CLASS A REMITTANCE RATE                                                    7.180%

    (B) CLASS B REMITTANCE RATE                                                    7.600%


18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                 0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                             0.00


Page 3 of 7                                                       Series 1998-1

19. OTHER INFORMATION AS REQUESTED

    (A) AMOUNT ON DEPOSIT IN SPREAD ACCOUNT AFTER ALL
        REQUIRED TRANSFERS ON SUCH REMITTANCE DATE (SEE FOOTNOTE A)            4,037,782.77

    (B) SPREAD ACCOUNT EXCESS DISTRIBUTED TO SPREAD
        ACCOUNT DEPOSITOR PURSUANT TO SECTION 6.02(b) (iii) (SEE FOOTNOTE A)     192,473.35


I, Stephanie Callahan, Assistant Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION


BY:
         ---------------------------------
              STEPHANIE CALLAHAN
              ASSISTANT VICE PRESIDENT

FOOTNOTE A - Due to a loan level programming error for Y2k, delinquencies were previously under-reported. This caused a shortfall in the funding of the Spread Account in the amount of $328,812.76 from November 10, 2000 to this Remittance Date. The information set forth in this Revised Servicer's Certificate sets forth the corrected calculation of the Spread Account. The Company has deposited the appropriate amount into the Spread Account to correct this error. No losses have been applied to the Certificates due to this error.




Page 4 of 7                                                       Series 1998-1

                                    EXHIBIT K
                     DELINQUENCY AND FORECLOSURE INFORMATION
                             AS OF OCTOBER 31, 2000


              RANGES                    #               GROSS              GROSS             POOL                POOL
              (IN DAYS)             ACCOUNTS            AMOUNT              PCT             AMOUNT               PCT

SERIES 1998-1 1 TO 29                  19            7,352,668.26          3.449%        2,350,264.13           3.854%
              30 TO 59                  5              791,152.64          0.371%          194,326.08           0.319%
              60 TO 89                  1              325,476.59          0.153%           81,369.16           0.133%
              90 TO 179                11            3,641,801.74          1.708%        1,072,469.04           1.759%
              180 TO 719               18            5,878,929.27          2.758%        1,469,732.54           2.410%
              720 AND OVER              0                    0.00          0.000%                0.00           0.000%


              FORECLOSURE               0                    0.00          0.000%                0.00           0.000%
              REO PROPERTY              3              964,099.01          0.452%          241,024.77           0.395%
                                      ---         ---------------          -----       --------------           -----

              DELINQUENCY TOTALS       57         $ 18,954,127.51          8.891%      $ 5,409,185.72           8.870%
                                      ===         ===============          =====       ==============           =====



              OUTSTANDING             595         $213,163,887.37                      $60,987,203.19
                                      ===         ===============                      ==============


              FORECLOSURE/REO
              180 - 719                 3              964,099.01                          241,024.77


Page 5 of 7                                                       Series 1998-1

                                  SERIES 1998-1

The following additional information, presented in dollars, pursuant to Section
6.09 subclauses (ii), (iii), (iv), (v), (x) and (xii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.




SUBCLAUSE                   CLASS  A           CLASS  B             POOL
---------                   --------           --------             ----


(ii)                          690                 690                690

(iii)                          --                  --                  9

(iv)                           --                  --                  1

(v)                            --                  --                  2

(x)(a & B)      (i)             4                   4                  4
               (ii)             0                   0                  0
              (iii)             0                   0                  0
              total             4                   4                  4

   (c & d)      (i)            12                  12                 12
               (ii)             0                   0                  0
              (iii)             0                   0                  0
               (iv)             1                   1                  1
                (v)             0                   0                  0
               (vi)             0                   0                  0
              (vii)             0                   0                  0
              total            13                  13                 13

(xii)                         678                 678                678


Page 6 of 7                                                       Series 1998-1

                     THE MONEY STORE INVESTMENT CORPORATION

                TMS SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                           SERIES 1998-1, CLASS A & B



                                    EXHIBIT A




1. In the calculation of Servicing Fee, the Company computes the amount based upon the product of the total interest collected and the ratio of the Servicing Fee rate as specified in the Agreement over the prior month weighted average customer rate.



Page 7 of 7                                                       Series 1998-1

                             SERVICER'S CERTIFICATE


         IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE DECEMBER 12, 2000 DETERMINATION DATE


1. AVAILABLE FUNDS                                                   $    5,131,048.01


2. (A) AGGREGATE CLASS A CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                  56,718,098.98

   (B) AGGREGATE CLASS B CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                   4,269,104.21

   (C) AGGREGATE POOL PRINCIPAL BALANCE
       AS REPORTED IN THE PRIOR MONTH                                    60,987,203.19


3. PRINCIPAL PREPAYMENTS RECEIVED DURING DUE PERIOD

   (A) NUMBER OF ACCOUNTS                                                            7

   (B) DOLLARS                                                              525,631.52


4. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                             6,269.15


5. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
   PRINCIPAL RECEIVED DURING THE DUE PERIOD                                 188,423.93

5A. RECOVERIES ON LIQUIDATED LOANS                                                0.00


6. AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
   FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
   PAYABLE TO REGISTERED HOLDERS                                            701,584.51


7. (A) AMOUNT OF MONTHLY ADVANCE                                                  0.00

   (B) AMOUNT OF COMPENSATING INTEREST                                        2,336.16


8. DELINQUENCY AND FORECLOSURE INFORMATION (SEE FOOTNOTE A)
   (SEE EXHIBIT K)


Page 1 of 7                                                       Series 1998-1

9. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
   REALIZED LOSSES ON A LIQUIDATED LOAN                                                    0.00


10. (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
         (i)  ACCRUED INTEREST                                   339,363.30
         (ii) SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE DATE PLUS INTEREST                            0.00
        (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
              ADJUSTMENT                                          (2,245.14)
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                    337,118.16
                                                                                     4.02769606
    (B) CLASS B INTEREST DISTRIBUTION AMOUNT:
         (i)  ACCRUED INTEREST                                    27,037.80
         (ii) SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE DATE PLUS INTEREST                            0.00
        (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
              ADJUSTMENT                                            (179.01)
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                     26,858.79
                                                                                     4.26330000
    (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                  669,901.87
         (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
        (iii) SUBSTITUTION ADJUSTMENTS                                 0.00
         (iv) UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                              0.00
          (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR UNCOLLECTIBLE               24,500.43
         (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                 0.00
        (vii) RECALCULATED PRINCIPAL ADJUSTMENT                        0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                      694,402.30
                                                                                     8.29632378
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                   50,422.73
         (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
        (iii) SUBSTITUTION ADJUSTMENTS                                 0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                              0.00
         (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                1,844.12
         (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                 0.00
        (vii) RECALCULATED PRINCIPAL ADJUSTMENT                        0.00
        TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                   52,266.85
                                                                                     8.29632540

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED INSTRUMENTS                                                      3,737,015.97

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                             0.00


Page 2 of 7                                                       Series 1998-1

12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                 56,023,696.68
                                                                               669.33926738
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                  4,216,837.36
                                                                               669.33926349
    (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                     60,240,534.04
                                                                               669.33926711

13. (A) EXCESS SPREAD                                                            146,540.46

    (B) EXTRA INTEREST                                                           196,749.90

    (C) SPREAD BALANCE (SEE FOOTNOTE A)                                        3,845,309.42

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT (SEE FOOTNOTE A)                  3,915,401.37


14. (A) WEIGHTED AVERAGE MATURITY                                                   189.973

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                      11.491%


15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                  60,082.18

    (B) PREMIUM PROTECTION FEE FOR THE RELATED DUE PERIOD                         76,088.34

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                             3,049.36


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION 5.04 (b)                                                               0.00

    (B) SECTION 5.04 (c)                                                               0.00

    (C) SECTION 5.04 (d)(ii)                                                       8,686.03

    (D) SECTION 5.04 (e)                                                               0.00

    (E) SECTION 5.04 (f)                                                          71,630.53


17. (A) CLASS A REMITTANCE RATE                                                       7.180%

    (B) CLASS B REMITTANCE RATE                                                       7.600%


18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                    0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                                0.00


Page 3 of 7                                                       Series 1998-1

19. OTHER INFORMATION AS REQUESTED

    (A) AMOUNT ON DEPOSIT IN SPREAD ACCOUNT AFTER ALL
        REQUIRED TRANSFERS ON SUCH REMITTANCE DATE (SEE FOOTNOTE A)            4,036,494.32

    (B) SPREAD ACCOUNT EXCESS DISTRIBUTED TO SPREAD
        ACCOUNT DEPOSITOR PURSUANT TO SECTION 6.02(b) (iii) (SEE FOOTNOTE A)     121,092.95


I, Stephanie Callahan, Assistant Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION


BY:
     -------------------------------------
              STEPHANIE CALLAHAN
              ASSISTANT VICE PRESIDENT

FOOTNOTE A - Due to a loan level programming error for Y2k, delinquencies were previously under-reported. This caused a shortfall in the funding of the Spread Account in the amount of $328,812.76 from November 10, 2000 to this Remittance Date. The information set forth in this Revised Servicer's Certficate sets forth the corrected calculation of the Spread Account. The Company has deposited the appropriate amount into the Spread Account to correct this error. No losses have been applied to the Certificates due to this error.



Page 4 of 7                                                       Series 1998-1

                                    EXHIBIT K
                     DELINQUENCY AND FORECLOSURE INFORMATION
                             AS OF NOVEMBER 30, 2000


               RANGES                     #                GROSS              GROSS                 POOL                    POOL
               (IN DAYS)               ACCOUNTS            AMOUNT              PCT                  AMOUNT                  PCT

SERIES 1998-1  1 TO 29                    26           11,368,578.57          5.408%                4,123,789.19           6.846%
               30 TO 59                    4              983,734.85          0.468%                  245,933.79           0.408%
               60 TO 89                    4            1,574,236.07          0.749%                  552,115.20           0.917%
               90 TO 179                   9            2,289,756.05          1.089%                  572,439.22           0.950%
               180 TO 719                 19            6,263,830.52          2.980%                1,565,957.91           2.600%
               720 AND OVER                0                    0.00          0.000%                        0.00           0.000%


               FORECLOSURE                 0                    0.00          0.000%                        0.00           0.000%
               REO PROPERTY                3              964,099.01          0.459%                  241,024.77           0.400%
                                         ---         ---------------         ------               --------------          ------

               DELINQUENCY TOTALS         65         $ 23,444,235.07         11.153%              $ 7,301,260.08          12.121%
                                         ===         ===============         ======               ==============          ======



               OUTSTANDING               587         $210,226,078.48                              $60,240,534.04
                                         ===         ===============                              ==============


               FORECLOSURE/REO
               180 - 719                   3              964,099.01                                  241,024.77


Page 5 of 7                                                       Series 1998-1

                                  SERIES 1998-1

The following additional information, presented in dollars, pursuant to Section
6.09 subclauses (ii), (iii), (iv), (v), (x) and (xii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.




SUBCLAUSE                   CLASS  A         CLASS  B         POOL
---------                   --------         --------         ----


(ii)                          678              678            678

(iii)                          --                -              6

(iv)                           --                -              0

(v)                            --                -              2

(x)(a & b)       (i)            4                4              4
                (ii)            0                0              0
               (iii)            0                0              0
               total            4                4              4

   (c & d)       (i)            8                8              8
                (ii)            0                0              0
               (iii)            0                0              0
                (iv)            0                0              0
                 (v)            0                0              0
                (vi)            0                0              0
               (vii)            0                0              0
               total            8                8              8

(xii)                         669              669            669


Page 6 of 7                                                       Series 1998-1

                     THE MONEY STORE INVESTMENT CORPORATION

                TMS SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                           SERIES 1998-1, CLASS A & B



                                    EXHIBIT A




1. In the calculation of Servicing Fee, the Company computes the amount based upon the product of the total interest collected and the ratio of the Servicing Fee rate as specified in the Agreement over the prior month weighted average customer rate.




Page 7 of 7                                                       Series 1998-1

                             SERVICER'S CERTIFICATE


         IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE JANUARY 10, 2001 DETERMINATION DATE


1. AVAILABLE FUNDS                                                   $    5,233,095.21


2. (A) AGGREGATE CLASS A CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                  56,023,696.68

   (B) AGGREGATE CLASS B CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                   4,216,837.36

   (C) AGGREGATE POOL PRINCIPAL BALANCE
       AS REPORTED IN THE PRIOR MONTH                                    60,240,534.04


3. PRINCIPAL PREPAYMENTS RECEIVED DURING DUE PERIOD

   (A) NUMBER OF ACCOUNTS                                                            4

   (B) DOLLARS                                                              430,086.71


4. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                           128,579.82


5. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
   PRINCIPAL RECEIVED DURING THE DUE PERIOD                                 169,562.95

5A. RECOVERIES ON LIQUIDATED LOANS                                                0.00


6. AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
   FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
   PAYABLE TO REGISTERED HOLDERS                                            728,401.77


7. (A) AMOUNT OF MONTHLY ADVANCE                                                  0.00

   (B) AMOUNT OF COMPENSATING INTEREST                                        1,298.72


8. DELINQUENCY AND FORECLOSURE INFORMATION (SEE FOOTNOTE A)
   (SEE EXHIBIT K)


Page 1 of 7                                                       Series 1998-1

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED LOAN                                                44,774.36


10. (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
               (i) ACCRUED INTEREST                                335,208.60
              (ii) SHORTFALL, IF ANY, ON A PRECEDING
                   REMITTANCE DATE PLUS INTEREST                         0.00
             (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                   ADJUSTMENT                                       (2,310.85)
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                  332,897.75
                                                                                       3.97727300
    (B) CLASS B INTEREST DISTRIBUTION AMOUNT:
               (i) ACCRUED INTEREST                                 26,706.60
              (ii) SHORTFALL, IF ANY, ON A PRECEDING
                   REMITTANCE DATE PLUS INTEREST                         0.00
             (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                   ADJUSTMENT                                         (184.06)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                   26,522.54
                                                                                       4.20992698
    (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
               (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
                   AND OTHER RECOVERIES OF PRINCIPAL               677,253.41
              (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
                   INTEREST PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUSTEE                  0.00
             (iii) SUBSTITUTION ADJUSTMENTS                              0.00
              (iv) UNGUARANTEED PERCENTAGE OF
                   LOSSES THAT WERE LIQUIDATED                      41,640.15
               (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
                   DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                 0.00
              (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT              0.00
             (vii) RECALCULATED PRINCIPAL ADJUSTMENT                     0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                        718,893.56
                                                                                       8.58893142
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
              (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                   AND OTHER RECOVERIES OF PRINCIPAL                50,976.07
              (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
                   INTEREST PURCHASED FOR BREACH OF
                   WARRANTY AND RECEIVED BY THE TRUSTEE                  0.00
             (iii) SUBSTITUTION ADJUSTMENTS                              0.00
              (iv) UNGUARANTEED PERCENTAGE OF
                   LOSSES THAT WERE LIQUIDATED                       3,134.21
               (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
                   DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                 0.00
              (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT              0.00
             (vii) RECALCULATED PRINCIPAL ADJUSTMENT                     0.00
        TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                     54,110.28
                                                                                       8.58893333

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED INSTRUMENTS                                                        3,915,401.37

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                               0.00


Page 2 of 7                                                       Series 1998-1


12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                      55,304,803.12
                                                                                    660.75033596
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                       4,162,727.08
                                                                                    660.75033016
    (C) POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                          59,467,530.20
                                                                                    660.75033556

13. (A) EXCESS SPREAD                                                                 155,905.81

    (B) EXTRA INTEREST                                                                194,340.90

    (C) SPREAD BALANCE (SEE FOOTNOTE A)                                             3,915,401.37

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT (SEE FOOTNOTE A)                       3,946,303.31


14. (A) WEIGHTED AVERAGE MATURITY                                                        189.162

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                           11.494%


15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                       63,944.64

    (B) PREMIUM PROTECTION FEE FOR THE RELATED DUE PERIOD                              74,992.77

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                  3,012.03


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION 5.04(b)                                                                     0.00

    (B) SECTION 5.04(c)                                                                     0.00

    (C) SECTION 5.04(d)(ii)                                                             8,085.34

    (D) SECTION 5.04(e)                                                                     0.00

    (E) SECTION 5.04(f)                                                                60,082.18


17. (A) CLASS A REMITTANCE RATE                                                            7.180%

    (B) CLASS B REMITTANCE RATE                                                            7.600%


18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                         0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                                     0.00


Page 3 of 7                                                       Series 1998-1

19. OTHER INFORMATION AS REQUESTED

    (A) AMOUNT ON DEPOSIT IN SPREAD ACCOUNT AFTER ALL
        REQUIRED TRANSFERS ON SUCH REMITTANCE DATE (SEE FOOTNOTE A)               4,117,207.74

    (B) SPREAD ACCOUNT EXCESS DISTRIBUTED TO SPREAD
        ACCOUNT DEPOSITOR PURSUANT TO SECTION 6.02(b) (iii) (SEE FOOTNOTE A)        170,904.43


I, Stephanie Callahan, Assistant Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION


BY:
    -------------------------------------
        STEPHANIE CALLAHAN
        ASSISTANT VICE PRESIDENT

FOOTNOTE A - Due to a loan level programming error for Y2k, delinquencies were previously under-reported. This caused a shortfall in the funding of the Spread Account in the amount of $328,812.76 from November 10, 2000 to this Remittance Date. The information set forth in this Revised Servicer's Certficate sets forth the corrected calculation of the Spread Account. The Company has deposited the appropriate amount into the Spread Account to correct this error. No losses have been applied to the Certificates due to this error.



Page 4 of 7                                                       Series 1998-1

                                    EXHIBIT K
                     DELINQUENCY AND FORECLOSURE INFORMATION
                             AS OF DECEMBER 31, 2000


               RANGES                        #              GROSS              GROSS            POOL                POOL
               (IN DAYS)                 ACCOUNTS           AMOUNT              PCT            AMOUNT                PCT

SERIES 1998-1  1 TO  29                      29         10,066,057.48          4.854%        2,992,910.61           5.033%
               30 TO 59                       5          1,998,937.88          0.964%          838,363.45           1.410%
               60 TO 89                       3          1,618,114.85          0.780%          566,547.08           0.953%
               90 TO 179                      8          1,641,660.13          0.792%          406,953.01           0.684%
               180 TO 719                    20          6,495,658.66          3.132%        1,623,914.98           2.731%
               720 AND OVER                   0                  0.00          0.000%                0.00           0.000%


               FORECLOSURE                    0                  0.00          0.000%                0.00           0.000%
               REO PROPERTY                   3            964,099.01          0.465%          241,024.77           0.405%
                                            ---       ---------------         -------      --------------          -------

               DELINQUENCY TOTALS            68       $ 22,784,528.01         10.987%      $ 6,669,713.90          11.216%
                                            ===       ===============         =======      ==============          =======



               OUTSTANDING                  582       $207,392,816.47                      $59,467,530.20
                                            ===       ===============                      ==============


               FORECLOSURE/REO
               180 - 719                      3            964,099.01                          241,024.77


Page 5 of 7                                                       Series 1998-1

                                  SERIES 1998-1

The following additional information, presented in dollars, pursuant to Section
6.09 subclauses (ii), (iii), (iv), (v), (x) and (xii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.




SUBCLAUSE                    CLASS  A       CLASS  B      POOL
---------                    --------       --------      ----


(ii)                           669            669          669

(iii)                           --             --            5

(iv)                            --             --            1

(v)                             --             --            2

(x)(a & b)     (i)               4              4            4
              (ii)               0              0            0
             (iii)               0              0            0
             total               4              4            4

   (c & d)     (i)               8              8            8
              (ii)               0              0            0
             (iii)               0              0            0
              (iv)               0              0            0
               (v)               0              0            0
              (vi)               0              0            0
             (vii)               0              0            0
             total               9              9            9

(xii)                          661            661          661



Page 6 of 7                                                       Series 1998-1

                     THE MONEY STORE INVESTMENT CORPORATION

                TMS SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                           SERIES 1998-1, CLASS A & B



                                    EXHIBIT A




1. In the calculation of Servicing Fee, the Company computes the amount based upon the product of the total interest collected and the ratio of the Servicing Fee rate as specified in the Agreement over the prior month weighted average customer rate.



Page 7 of 7                                                       Series 1998-1

                                  SERVICER'S  CERTIFICATE


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE FEBRUARY 12, 2001 DETERMINATION DATE


1. AVAILABLE FUNDS                                              $    5,322,215.68


2. (A) AGGREGATE CLASS A CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH             55,304,803.12

   (B) AGGREGATE CLASS B CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH              4,162,727.08

   (C) AGGREGATE POOL PRINCIPAL BALANCE
       AS REPORTED IN THE PRIOR MONTH                               59,467,530.20


3. PRINCIPAL PREPAYMENTS RECEIVED DURING DUE PERIOD

   (A) NUMBER OF ACCOUNTS                                                       6

   (B) DOLLARS                                                         499,822.17


4. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                       71,414.25


5. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
   PRINCIPAL RECEIVED DURING THE DUE PERIOD                            163,981.39

5A. RECOVERIES ON LIQUIDATED LOANS                                       1,040.37


6. AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
   FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
   PAYABLE TO REGISTERED HOLDERS                                       780,336.68


7. (A) AMOUNT OF MONTHLY ADVANCE                                             0.00

   (B) AMOUNT OF COMPENSATING INTEREST                                   1,972.43


8. DELINQUENCY AND FORECLOSURE INFORMATION (SEE FOOTNOTE A)
   (SEE EXHIBIT K)


Page 1 of 7                                                       Series 1998-1

9. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
   REALIZED LOSSES ON A LIQUIDATED LOAN                                             237,773.39


10. (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i) ACCRUED INTEREST                                   330,907.20
         (ii) SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE DATE PLUS INTEREST                            0.00
        (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
              ADJUSTMENT                                          (2,143.81)
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                   328,763.39
                                                                                    3.92787802
    (B) CLASS B INTEREST DISTRIBUTION AMOUNT:
          (i) ACCRUED INTEREST                                    26,364.00
         (ii) SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE DATE PLUS INTEREST                            0.00
        (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
              ADJUSTMENT                                            (170.85)
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                    26,193.15
                                                                                    4.15764286
    (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                  683,752.56
         (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
        (iii) SUBSTITUTION ADJUSTMENTS                                 0.00
         (iv) UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                        221,129.25
          (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR UNCOLLECTIBLE               63,892.62
         (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                 0.00
        (vii) RECALCULATED PRINCIPAL ADJUSTMENT                        0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                     968,774.43
                                                                                   11.57436595
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                   51,465.25
         (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
        (iii) SUBSTITUTION ADJUSTMENTS                                 0.00
         (iv) UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                         16,644.14
          (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                4,809.12
         (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                 0.00
        (vii) RECALCULATED PRINCIPAL ADJUSTMENT                        0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                     72,918.51
                                                                                   11.57436667

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED INSTRUMENTS                                                     3,946,303.31

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                       20,737.11


Page 2 of 7                                                       Series 1998-1


12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE            54,336,028.69
                                                                          649.17597001
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE             4,089,808.57
                                                                          649.17596349
    (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                58,425,837.26
                                                                          649.17596956

13. (A) EXCESS SPREAD                                                       170,296.76

    (B) EXTRA INTEREST                                                      191,847.30

    (C) SPREAD BALANCE (SEE FOOTNOTE A)                                   3,946,303.31

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT (SEE FOOTNOTE A)             3,858,820.21


14. (A) WEIGHTED AVERAGE MATURITY                                              188.459

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                 11.496%


15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                             66,719.85

    (B) PREMIUM PROTECTION FEE FOR THE RELATED DUE PERIOD                    73,962.64

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                        2,973.38


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION 5.04(b)                                                           0.00

    (B) SECTION 5.04(c)                                                           0.00

    (C) SECTION 5.04(d)(ii)                                                   7,501.87

    (D) SECTION 5.04(e)                                                           0.00

    (E) SECTION 5.04(f)                                                      63,944.64


17. (A) CLASS A REMITTANCE RATE                                                  7.180%

    (B) CLASS B REMITTANCE RATE                                                  7.600%


18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                               0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                           0.00


Page 3 of 7                                                       Series 1998-1

19. OTHER INFORMATION AS REQUESTED

    (A) AMOUNT ON DEPOSIT IN SPREAD ACCOUNT AFTER ALL
        REQUIRED TRANSFERS ON SUCH REMITTANCE DATE (SEE FOOTNOTE A)             3,941,022.30

    (B) SPREAD ACCOUNT EXCESS DISTRIBUTED TO SPREAD
        ACCOUNT DEPOSITOR PURSUANT TO SECTION 6.02(b)(iii) (SEE FOOTNOTE A)        82,202.09


I, Stephanie Callahan, Assistant Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION


BY:
    ------------------------------------
          STEPHANIE CALLAHAN
          ASSISTANT VICE PRESIDENT

FOOTNOTE A - Due to a loan level programming error for Y2k, delinquencies were previously under-reported. This caused a shortfall in the funding of the Spread Account in the amount of $328,812.76 from November 10, 2000 to this Remittance Date. The information set forth in this Revised Servicer's Certficate sets forth the corrected calculation of the Spread Account. The Company has deposited the appropriate amount into the Spread Account to correct this error. No losses have been applied to the Certificates due to this error.


Page 4 of 7                                                       Series 1998-1

                                    EXHIBIT K
                     DELINQUENCY AND FORECLOSURE INFORMATION
                             AS OF JANUARY 31, 2001

               RANGES                     #             GROSS            GROSS             POOL            POOL
               (IN DAYS)               ACCOUNTS         AMOUNT            PCT             AMOUNT           PCT


SERIES 1998-1  1 TO 29                     23          8,401,430.56       4.133%        2,100,358.32       3.595%
               30 TO 59                     7          1,596,622.46       0.786%          393,353.27       0.673%
               60 TO 89                     2          1,140,834.18       0.561%          623,837.45       1.068%
               90 TO 179                    6          2,007,607.99       0.988%          660,458.22       1.130%
               180 TO 719                  20          6,291,563.02       3.095%        1,572,891.14       2.692%
               720 AND OVER                 0                  0.00       0.000%                0.00       0.000%

               FORECLOSURE                  0                  0.00       0.000%                0.00       0.000%
               REO PROPERTY                 3            964,099.01       0.474%          241,024.77       0.413%
                                         ----      ----------------      ------       --------------      ------

               DELINQUENCY TOTALS          61      $  20,402,157.22      10.037%      $ 5,591,923.17       9.571%
                                         ====      ================      ======       ==============      ======

               OUTSTANDING                571      $ 203,258,727.64                   $58,425,837.26
                                         ====      ================                   ==============

               FORECLOSURE/REO
               180 - 719                    3            964,099.01                       241,024.77


Page 5 of 7                                                       Series 1998-1

                                  SERIES 1998-1

The following additional information, presented in dollars, pursuant to Section
6.09 subclauses (ii), (iii), (iv), (v), (x) and (xii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                CLASS A            CLASS B             POOL
---------                -------            -------             ----

(ii)                       661                661                661

(iii)                       --                 --                  6

(iv)                        --                 --                  1

(v)                         --                 --                  2

(x)(a&b)(i)                  4                  4                  4
       (ii)                  0                  0                  0
      (iii)                  0                  0                  0
      total                  4                  4                  4

(c & d) (i)                  8                  8                  8
       (ii)                  0                  0                  0
      (iii)                  0                  0                  0
       (iv)                  3                  3                  3
        (v)                  1                  1                  1
       (vi)                  0                  0                  0
      (vii)                  0                  0                  0
      total                 12                 12                 12

(xii)                      649                649                649


Page 6 of 7                                                       Series 1998-1

                     THE MONEY STORE INVESTMENT CORPORATION

                TMS SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                           SERIES 1998-1, CLASS A & B

                                    EXHIBIT A

1. In the calculation of Servicing Fee, the Company computes the amount based upon the product of the total interest collected and the ratio of the Servicing Fee rate as specified in the Agreement over the prior month weighted average customer rate.



Page 7 of 7                                                       Series 1998-1

                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE MARCH 12, 2001 DETERMINATION DATE

1. AVAILABLE FUNDS                                                   $ 4,941,706.19

2. (A) AGGREGATE CLASS A CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH               54,336,028.69

   (B) AGGREGATE CLASS B CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                4,089,808.57

   (C) AGGREGATE POOL PRINCIPAL BALANCE
       AS REPORTED IN THE PRIOR MONTH                                 58,425,837.26

3. PRINCIPAL PREPAYMENTS RECEIVED DURING DUE PERIOD

   (A) NUMBER OF ACCOUNTS                                                         4

   (B) DOLLARS                                                           299,748.79

4. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                         38,051.08

5. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
   PRINCIPAL RECEIVED DURING THE DUE PERIOD                              196,002.91

5A. RECOVERIES ON LIQUIDATED LOANS                                             0.00

6. AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
   FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
   PAYABLE TO REGISTERED HOLDERS                                         679,996.33

7. (A) AMOUNT OF MONTHLY ADVANCE                                               0.00

   (B) AMOUNT OF COMPENSATING INTEREST                                     1,891.04

8. DELINQUENCY AND FORECLOSURE INFORMATION (SEE FOOTNOTE A)
   (SEE EXHIBIT K)


Page 1 of 7                                                       Series 1998-1

9. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
   REALIZED LOSSES ON A LIQUIDATED LOAN                                                      0.00

10. (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
        (i) ACCRUED INTEREST                                     325,110.60
       (ii) SHORTFALL, IF ANY, ON A PRECEDING
            REMITTANCE DATE PLUS INTEREST                              0.00
      (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
            ADJUSTMENT                                            (2,016.13)
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                      323,094.47
                                                                                       3.86014898
    (B) CLASS B INTEREST DISTRIBUTION AMOUNT:
        (i) ACCRUED INTEREST                                      25,902.00
       (ii) SHORTFALL, IF ANY, ON A PRECEDING
            REMITTANCE DATE PLUS INTEREST                              0.00
      (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
            ADJUSTMENT                                              (160.51)
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                       25,741.49
                                                                                       4.08595079
    (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
        (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
            AND OTHER RECOVERIES OF PRINCIPAL                    496,436.58
       (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
            INTEREST PURCHASED FOR BREACH OF
            WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
      (iii) SUBSTITUTION ADJUSTMENTS                                   0.00
       (iv) UNGUARANTEED PERCENTAGE OF
            LOSSES THAT WERE LIQUIDATED                                0.00
        (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
            DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                 42,209.04
       (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
      (vii) RECALCULATED PRINCIPAL ADJUSTMENT                          0.00
      TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                      538,645.62
                                                                                       6.43543154
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
        (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
            AND OTHER RECOVERIES OF PRINCIPAL                     37,366.20
       (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
            INTEREST PURCHASED FOR BREACH OF
            WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
      (iii) SUBSTITUTION ADJUSTMENTS                                   0.00
       (iv) UNGUARANTEED PERCENTAGE OF
            LOSSES THAT WERE LIQUIDATED                                0.00
        (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
            DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                  3,177.02
       (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
      (vii) RECALCULATED PRINCIPAL ADJUSTMENT                          0.00
      TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                       40,543.22
                                                                                       6.43543175

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED INSTRUMENTS                                                        3,858,820.21

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                               0.00


Page 2 of 7                                                       Series 1998-1

12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                    53,797,383.07
                                                                                  642.74053847
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                     4,049,265.35
                                                                                  642.74053175
    (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                        57,846,648.42
                                                                                  642.74053800

13. (A) EXCESS SPREAD                                                               144,582.67

    (B) EXTRA INTEREST                                                              188,486.70

    (C) SPREAD BALANCE (SEE FOOTNOTE A)                                           3,858,820.21

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT (SEE FOOTNOTE A)                     3,764,119.34

14. (A) WEIGHTED AVERAGE MATURITY                                                      187.741

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                         11.497%

15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                     58,496.68

    (B) PREMIUM PROTECTION FEE FOR THE RELATED DUE PERIOD                            72,416.45

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                2,921.29

16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION 5.04(b)                                                                   0.00

    (B) SECTION 5.04(c)                                                                   0.00

    (C) SECTION 5.04(d)(ii)                                                           6,721.57

    (D) SECTION 5.04(e)                                                                   0.00

    (E) SECTION 5.04(f)                                                              66,719.85

17. (A) CLASS A REMITTANCE RATE                                                          7.180%

    (B) CLASS B REMITTANCE RATE                                                          7.600%

18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                       0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                                   0.00


Page 3 of 7                                                       Series 1998-1

19. OTHER INFORMATION AS REQUESTED

    (A) AMOUNT ON DEPOSIT IN SPREAD ACCOUNT AFTER ALL
        REQUIRED TRANSFERS ON SUCH REMITTANCE DATE (SEE FOOTNOTE A)                  4,025,837.11

    (B) SPREAD ACCOUNT EXCESS DISTRIBUTED TO SPREAD
        ACCOUNT DEPOSITOR PURSUANT TO SECTION 6.02(b)(iii) (SEE FOOTNOTE A)            261,717.77

I, Stephanie Callahan, Assistant Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION


BY:
    --------------------------------------
           STEPHANIE CALLAHAN
           ASSISTANT VICE PRESIDENT

FOOTNOTE A - Due to a loan level programming error for Y2k, delinquencies were previously under-reported. This caused a shortfall in the funding of the Spread Account in the amount of $328,812.76 from November 10, 2000 to this Remittance Date. The information set forth in this Revised Servicer's Certficate sets forth the corrected calculation of the Spread Account. The Company has deposited the appropriate amount into the Spread Account to correct this error. No losses have been applied to the Certificates due to this error.


Page 4 of 7                                                       Series 1998-1

                                    EXHIBIT K
                     DELINQUENCY AND FORECLOSURE INFORMATION
                             AS OF FEBRUARY 28, 2001

               RANGES                     #            GROSS              GROSS            POOL            POOL
               (IN DAYS)               ACCOUNTS        AMOUNT              PCT            AMOUNT           PCT

SERIES 1998-1  1 TO 29                     34         11,479,790.35       5.711%        2,857,408.80       4.940%
               30 TO 59                     3            819,872.46       0.408%          204,968.18       0.354%
               60 TO 89                     5          1,274,352.10       0.634%          316,145.38       0.547%
               90 TO 179                    8          3,148,442.17       1.566%        1,284,295.67       2.220%
               180 TO 719                  20          6,175,390.22       3.072%        1,543,847.94       2.669%
               720 AND OVER                 0                  0.00       0.000%                0.00       0.000%

               FORECLOSURE                  0                  0.00       0.000%                0.00       0.000%
               REO PROPERTY                 2            782,554.77       0.389%          195,638.71       0.338%
                                         ----      ----------------      ------       --------------      ------

               DELINQUENCY TOTALS          72      $  23,680,402.07      11.780%      $ 6,402,304.68      11.068%
                                         ====      ================      ======       ==============      ======

               OUTSTANDING                566      $ 200,995,811.69                   $57,846,648.42
                                         ====      ================                   ==============

               FORECLOSURE/REO
               180 - 719                    2            782,554.77                       195,638.71


Page 5 of 7                                                       Series 1998-1

                                  SERIES 1998-1

The following additional information, presented in dollars, pursuant to Section
6.09 subclauses (ii), (iii), (iv), (v), (x) and (xii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                 CLASS A             CLASS B             POOL
---------                 -------             -------             ----

(ii)                         649                649                649

(iii)                         --                 --                  3

(iv)                          --                 --                  0

(v)                           --                 --                  2

(x)(a&b)  (i)                  4                  4                  4
         (ii)                  0                  0                  0
        (iii)                  0                  0                  0
        total                  4                  4                  4

(c & d)   (i)                  6                  6                  6
         (ii)                  0                  0                  0
        (iii)                  0                  0                  0
         (iv)                  0                  0                  0
          (v)                  1                  1                  1
         (vi)                  0                  0                  0
        (vii)                  0                  0                  0
        total                  6                  6                  6

(xii)                        643                643                643


Page 6 of 7                                                       Series 1998-1

                     THE MONEY STORE INVESTMENT CORPORATION

                TMS SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                           SERIES 1998-1, CLASS A & B

                                    EXHIBIT A

1. In the calculation of Servicing Fee, the Company computes the amount based upon the product of the total interest collected and the ratio of the Servicing Fee rate as specified in the Agreement over the prior month weighted average customer rate.



Page 7 of 7                                                       Series 1998-1

                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE APRIL 11, 2001 DETERMINATION DATE

1. AVAILABLE FUNDS                                                   $ 4,975,900.43

2. (A) AGGREGATE CLASS A CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH               53,797,383.07

   (B) AGGREGATE CLASS B CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                4,049,265.35

   (C) AGGREGATE POOL PRINCIPAL BALANCE
       AS REPORTED IN THE PRIOR MONTH                                 57,846,648.42

3. PRINCIPAL PREPAYMENTS RECEIVED DURING DUE PERIOD

   (A) NUMBER OF ACCOUNTS                                                         5

   (B) DOLLARS                                                           382,675.07

4. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                          8,309.76

5. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
   PRINCIPAL RECEIVED DURING THE DUE PERIOD                              204,767.15

5A. RECOVERIES ON LIQUIDATED LOANS                                             0.00

6. AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
   FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
   PAYABLE TO REGISTERED HOLDERS                                         754,456.85

7. (A) AMOUNT OF MONTHLY ADVANCE                                               0.00

   (B) AMOUNT OF COMPENSATING INTEREST                                       759.52

8. DELINQUENCY AND FORECLOSURE INFORMATION (SEE FOOTNOTE A)
   (SEE EXHIBIT K)


Page 1 of 7                                                       Series 1998-1

9. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
   REALIZED LOSSES ON A LIQUIDATED LOAN                                                 94,256.57

10. (A) CLASS A INTEREST DISTRIBUTION  AMOUNT:
        (i) ACCRUED INTEREST                                     321,887.70
       (ii) SHORTFALL, IF ANY, ON A PRECEDING
            REMITTANCE DATE PLUS INTEREST                              0.00
      (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
            ADJUSTMENT                                            (1,951.04)
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                      319,936.66
                                                                                       3.82242127
    (B) CLASS B INTEREST DISTRIBUTION  AMOUNT:
        (i) ACCRUED INTEREST                                      25,645.20
       (ii) SHORTFALL, IF ANY, ON A PRECEDING
            REMITTANCE  DATE  PLUS  INTEREST                           0.00
      (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
            ADJUSTMENT                                              (155.29)
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                       25,489.91
                                                                                       4.04601746
    (C) CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
        (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
            AND OTHER RECOVERIES OF PRINCIPAL                    554,049.35
       (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
            INTEREST PURCHASED FOR BREACH OF
            WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
      (iii) SUBSTITUTION  ADJUSTMENTS                                  0.00
       (iv) UNGUARANTEED PERCENTAGE OF
            LOSSES THAT WERE LIQUIDATED                           87,658.61
        (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
            DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                      0.00
       (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
      (vii) RECALCULATED PRINCIPAL ADJUSTMENT                          0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                        641,707.96
                                                                                       7.66676177
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
        (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
            AND OTHER RECOVERIES OF PRINCIPAL                     41,702.63
       (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
            INTEREST PURCHASED FOR BREACH OF
            WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
      (iii) SUBSTITUTION  ADJUSTMENTS                                  0.00
       (iv) UNGUARANTEED PERCENTAGE OF
            LOSSES THAT WERE LIQUIDATED                            6,597.96
        (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
            DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                      0.00
       (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
      (vii) RECALCULATED PRINCIPAL ADJUSTMENT                          0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                         48,300.59
                                                                                       7.66676032

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED INSTRUMENTS                                                        3,764,119.34

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                               0.00


Page 2 of 7                                                       Series 1998-1

12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                    53,155,675.11
                                                                                  635.07377670
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                     4,000,964.76
                                                                                  635.07377143
    (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                        57,156,639.87
                                                                                  635.07377633

13. (A) EXCESS SPREAD                                                               172,761.27

    (B) EXTRA INTEREST                                                              186,618.00

    (C) SPREAD BALANCE (SEE FOOTNOTE A)                                           3,764,119.34

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT (SEE FOOTNOTE A)                     3,724,909.56

14. (A) WEIGHTED AVERAGE MATURITY                                                      186.582

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                         11.499%

15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                     66,853.16

    (B) PREMIUM PROTECTION FEE FOR THE RELATED DUE PERIOD                            71,574.58

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                2,892.33

16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION 5.04(b)                                                                   0.00

    (B) SECTION 5.04(c)                                                                   0.00

    (C) SECTION 5.04(d)(ii)                                                           5,767.99

    (D) SECTION 5.04(e)                                                                   0.00

    (E) SECTION 5.04(f)                                                              58,496.68

17. (A) CLASS A REMITTANCE RATE                                                          7.180%

    (B) CLASS B REMITTANCE RATE                                                          7.600%

18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                       0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                                   0.00


Page 3 of 7                                                       Series 1998-1

19. OTHER INFORMATION AS REQUESTED

    (A) AMOUNT ON DEPOSIT IN SPREAD ACCOUNT AFTER ALL
        REQUIRED TRANSFERS ON SUCH REMITTANCE DATE (SEE FOOTNOTE A)                  3,953,042.08

    (B) SPREAD ACCOUNT EXCESS DISTRIBUTED TO SPREAD
        ACCOUNT DEPOSITOR PURSUANT TO SECTION 6.02(b)(iii) (SEE FOOTNOTE A)            228,132.52

I, Stephanie Callahan, Assistant Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION


BY:
   ----------------------------------------
           STEPHANIE CALLAHAN
           ASSISTANT VICE PRESIDENT

FOOTNOTE A - Due to a loan level programming error for Y2k, delinquencies were previously under-reported. This caused a shortfall in the funding of the Spread Account in the amount of $328,812.76 from November 10, 2000 to this Remittance Date. The information set forth in this Revised Servicer's Certficate sets forth the corrected calculation of the Spread Account. The Company has deposited the appropriate amount into the Spread Account to correct this error. No losses have been applied to the Certificates due to this error.


Page 4 of 7                                                       Series 1998-1

                                    EXHIBIT K
                     DELINQUENCY AND FORECLOSURE INFORMATION
                              AS OF MARCH 31, 2001

               RANGES                     #             GROSS             GROSS            POOL            POOL
               (IN DAYS)               ACCOUNTS         AMOUNT             PCT            AMOUNT           PCT


SERIES 1998-1  1 TO 29                     20          7,977,914.61       4.023%        1,994,479.13       3.489%
               30 TO 59                     3            744,146.63       0.375%          186,036.70       0.325%
               60 TO 89                     1            255,075.42       0.129%           63,768.89       0.112%
               90 TO 179                   11          4,088,631.24       2.062%        1,514,997.43       2.651%
               180 TO 719                  20          6,115,152.24       3.084%        1,528,788.45       2.675%
               720 AND OVER                 0                  0.00       0.000%                0.00       0.000%

               FORECLOSURE                  0                  0.00       0.000%                0.00       0.000%
               REO PROPERTY                 2            782,554.77       0.395%          195,638.71       0.342%
                                         ----      ----------------      ------       --------------      ------

               DELINQUENCY TOTALS          57      $  19,963,474.91      10.068%      $ 5,483,709.31       9.594%
                                         ====      ================      ======       ==============      ======

               OUTSTANDING                559      $ 198,283,291.75                   $57,156,639.87
                                         ====      ================                   ==============

               FORECLOSURE/REO
               180 - 719                    2            782,554.77                       195,638.71



Page 5 of 7                                                       Series 1998-1

                                  SERIES 1998-1

The following additional information, presented in dollars, pursuant to Section
6.09 subclauses (ii), (iii), (iv), (v), (x) and (xii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                 CLASS A            CLASS B             POOL
---------                 -------            -------             ----

(ii)                        643                643                643

(iii)                        --                 --                  4

(iv)                         --                 --                  0

(v)                          --                 --                  2

(x)(a&b) (i)                  4                  4                  4
        (ii)                  0                  0                  0
       (iii)                  0                  0                  0
       total                  4                  4                  4

(c & d)  (i)                  7                  7                  7
        (ii)                  0                  0                  0
       (iii)                  0                  0                  0
        (iv)                  1                  1                  1
         (v)                  0                  0                  0
        (vi)                  0                  0                  0
       (vii)                  0                  0                  0
       total                  8                  8                  8

(xii)                       635                635                635


Page 6 of 7                                                       Series 1998-1

                     THE MONEY STORE INVESTMENT CORPORATION

                TMS SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                           SERIES 1998-1, CLASS A & B

                                    EXHIBIT A

1. In the calculation of Servicing Fee, the Company computes the amount based upon the product of the total interest collected and the ratio of the Servicing Fee rate as specified in the Agreement over the prior month weighted average customer rate.


Page 7 of 7                                                       Series 1998-1

                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE MAY 10, 2001 DETERMINATION DATE

1. AVAILABLE FUNDS                                                   $ 5,171,074.19

2. (A) AGGREGATE CLASS A CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH               53,155,675.11

   (B) AGGREGATE CLASS B CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                4,000,964.76

   (C) AGGREGATE POOL PRINCIPAL BALANCE
       AS REPORTED IN THE PRIOR MONTH                                 57,156,639.87

3. PRINCIPAL PREPAYMENTS RECEIVED DURING DUE PERIOD

   (A) NUMBER OF ACCOUNTS                                                         5

   (B) DOLLARS                                                           598,622.16

4. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                          8,091.00

5. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
   PRINCIPAL RECEIVED DURING THE DUE PERIOD                              211,224.41

5A. RECOVERIES ON LIQUIDATED LOANS                                             0.00

6. AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
   FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
   PAYABLE TO REGISTERED HOLDERS                                         763,046.22

7. (A) AMOUNT OF MONTHLY ADVANCE                                               0.00

   (B) AMOUNT OF COMPENSATING INTEREST                                     1,163.46

8. DELINQUENCY AND FORECLOSURE INFORMATION (SEE FOOTNOTE A)
   (SEE EXHIBIT K)


Page 1 of 7                                                       Series 1998-1

9. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
   REALIZED LOSSES ON A LIQUIDATED LOAN                                                      0.00

10. (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
        (i) ACCRUED INTEREST                                     251,603.40
       (ii) SHORTFALL, IF ANY, ON A PRECEDING
            REMITTANCE DATE PLUS INTEREST                              0.00
      (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
            ADJUSTMENT                                            64,264.85
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                      315,868.25
                                                                                       3.77381422
    (B) CLASS B INTEREST DISTRIBUTION AMOUNT:
        (i) ACCRUED INTEREST                                      20,338.20
       (ii) SHORTFALL, IF ANY, ON A PRECEDING
            REMITTANCE DATE PLUS INTEREST                              0.00
      (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
            ADJUSTMENT                                             5,194.84
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                       25,533.04
                                                                                       4.05286349
    (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
        (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
            AND OTHER RECOVERIES OF PRINCIPAL                    760,681.94
       (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
            INTEREST PURCHASED FOR BREACH OF
            WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
      (iii) SUBSTITUTION ADJUSTMENTS                                   0.00
       (iv) UNGUARANTEED PERCENTAGE OF
            LOSSES THAT WERE LIQUIDATED                                0.00
        (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
            DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                      0.00
       (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
      (vii) RECALCULATED PRINCIPAL ADJUSTMENT                          0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                        760,681.94
                                                                                       9.08819522
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
        (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
            AND OTHER RECOVERIES OF PRINCIPAL                     57,255.63
       (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
            INTEREST PURCHASED FOR BREACH OF
            WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
      (iii) SUBSTITUTION ADJUSTMENTS                                   0.00
       (iv) UNGUARANTEED PERCENTAGE OF
            LOSSES THAT WERE LIQUIDATED                                0.00
        (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
            DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                      0.00
       (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
      (vii) RECALCULATED PRINCIPAL ADJUSTMENT                          0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                         57,255.63
                                                                                       9.08819524

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED INSTRUMENTS                                                        3,724,909.56

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                               0.00


Page 2 of 7                                                       Series 1998-1

12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                    52,394,993.17
                                                                                  625.98558148
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                     3,943,709.13
                                                                                  625.98557619
    (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                        56,338,702.30
                                                                                  625.98558111

13. (A) EXCESS SPREAD                                                               166,372.75

    (B) EXTRA INTEREST                                                              184,392.00

    (C) SPREAD BALANCE (SEE FOOTNOTE A)                                           3,724,909.56

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT (SEE FOOTNOTE A)                     3,798,737.11

14. (A) WEIGHTED AVERAGE MATURITY                                                      185.257

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                         10.098%

15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                     64,255.83

    (B) PREMIUM PROTECTION FEE FOR THE RELATED DUE PERIOD                            70,563.33

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                2,857.83

16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION 5.04(b)                                                                   0.00

    (B) SECTION 5.04(c)                                                                   0.00

    (C) SECTION 5.04(d)(ii)                                                           5,126.86

    (D) SECTION 5.04(e)                                                                   0.00

    (E) SECTION 5.04(f)                                                              66,853.16

17. (A) CLASS A REMITTANCE RATE                                                          5.680%

    (B) CLASS B REMITTANCE RATE                                                          6.100%

18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                       0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                                   0.00


Page 3 of 7                                                       Series 1998-1

19. OTHER INFORMATION AS REQUESTED

    (A) AMOUNT ON DEPOSIT IN SPREAD ACCOUNT AFTER ALL
        REQUIRED TRANSFERS ON SUCH REMITTANCE DATE (SEE FOOTNOTE A)                  4,022,306.88

    (B) SPREAD ACCOUNT EXCESS DISTRIBUTED TO SPREAD
        ACCOUNT DEPOSITOR PURSUANT TO SECTION 6.02(b)(iii) (SEE FOOTNOTE A)            223,569.77

I, Stephanie Callahan, Assistant Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION


BY:
   ----------------------------------------
           STEPHANIE CALLAHAN
           ASSISTANT VICE PRESIDENT

FOOTNOTE A - Due to a loan level programming error for Y2k, delinquencies were previously under-reported. This caused a shortfall in the funding of the Spread Account in the amount of $328,812.76 from November 10, 2000 to this Remittance Date. The information set forth in this Revised Servicer's Certficate sets forth the corrected calculation of the Spread Account. The Company has deposited the appropriate amount into the Spread Account to correct this error. No losses have been applied to the Certificates due to this error.


Page 4 of 7                                                       Series 1998-1

                                    EXHIBIT K
                     DELINQUENCY AND FORECLOSURE INFORMATION
                              AS OF APRIL 30, 2001

               RANGES                     #             GROSS            GROSS             POOL            POOL
               (IN DAYS)               ACCOUNTS         AMOUNT            PCT             AMOUNT           PCT

SERIES 1998-1  1 TO 29                     28          9,326,243.57       4.781%        2,357,591.74       4.185%
               30 TO 59                     5          1,722,186.03       0.883%          430,546.63       0.764%
               60 TO 89                     1            314,587.81       0.161%           78,646.97       0.140%
               90 TO 179                   10          3,910,334.74       2.005%        1,470,423.30       2.610%
               180 TO 719                  22          6,524,973.60       3.345%        1,631,243.82       2.895%
               720 AND OVER                 0                  0.00       0.000%                0.00       0.000%

               FORECLOSURE                  0                  0.00       0.000%                0.00       0.000%
               REO PROPERTY                 2            782,554.77       0.401%          195,638.71       0.347%
                                         ----      ----------------      ------       --------------      ------

               DELINQUENCY TOTALS          68      $  22,580,880.52      11.576%      $ 6,164,091.17      10.941%
                                         ====      ================      ======       ==============      ======

               OUTSTANDING                554      $ 195,057,628.34                   $56,338,702.30
                                         ====      ================                   ==============

               FORECLOSURE/REO
               180 - 719                    2            782,554.77                       195,638.71


Page 5 of 7                                                       Series 1998-1

                                  SERIES 1998-1

The following additional information, presented in dollars, pursuant to Section
6.09 subclauses (ii), (iii), (iv), (v), (x) and (xii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                    CLASS A            CLASS B             POOL
---------                    -------            -------             ----

(ii)                           635                635                635

(iii)                           --                 --                  7

(iv)                            --                 --                  0

(v)                             --                 --                  2

(x)(a& b)   (i)                  3                  3                  3
           (ii)                  0                  0                  0
          (iii)                  1                  1                  1
          total                  4                  4                  4

(c & d)     (i)                  9                  9                  9
           (ii)                  0                  0                  0
          (iii)                  0                  0                  0
           (iv)                  0                  0                  0
            (v)                  0                  0                  0
           (vi)                  0                  0                  0
          (vii)                  0                  0                  0
          total                  9                  9                  9

(xii)                          626                626                626


Page 6 of 7                                                       Series 1998-1

                     THE MONEY STORE INVESTMENT CORPORATION

                TMS SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                           SERIES 1998-1, CLASS A & B

                                    EXHIBIT A

1. In the calculation of Servicing Fee, the Company computes the amount based upon the product of the total interest collected and the ratio of the Servicing Fee rate as specified in the Agreement over the prior month weighted average customer rate.


Page 7 of 7                                                       Series 1998-1

                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE JUNE 12, 2001 DETERMINATION DATE

1. AVAILABLE FUNDS                                                   $ 5,501,566.76

2. (A) AGGREGATE CLASS A CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH               52,394,993.17

   (B) AGGREGATE CLASS B CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                3,943,709.13

   (C) AGGREGATE POOL PRINCIPAL BALANCE
       AS REPORTED IN THE PRIOR MONTH                                 56,338,702.30

3. PRINCIPAL PREPAYMENTS RECEIVED DURING DUE PERIOD

   (A) NUMBER OF ACCOUNTS                                                        12

   (B) DOLLARS                                                         1,041,926.18

4. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                         10,895.38

5. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
   PRINCIPAL RECEIVED DURING THE DUE PERIOD                              199,579.87

5A. RECOVERIES ON LIQUIDATED LOANS                                             0.00

6. AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
   FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
   PAYABLE TO REGISTERED HOLDERS                                         575,039.06

7. (A) AMOUNT OF MONTHLY ADVANCE                                               0.00

   (B) AMOUNT OF COMPENSATING INTEREST                                     1,987.58

8. DELINQUENCY AND FORECLOSURE INFORMATION (SEE FOOTNOTE A)
   (SEE EXHIBIT K)


Page 1 of 7                                                       Series 1998-1

9. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
   REALIZED LOSSES ON A LIQUIDATED LOAN                                                      0.00

10. (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
        (i) ACCRUED INTEREST                                     248,003.10
       (ii) SHORTFALL, IF ANY, ON A PRECEDING
            REMITTANCE DATE PLUS INTEREST                              0.00
      (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
            ADJUSTMENT                                             2,489.04
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                      250,492.14
                                                                                       2.99273763
    (B) CLASS B INTEREST DISTRIBUTION AMOUNT:
        (i) ACCRUED INTEREST                                      20,047.20
       (ii) SHORTFALL, IF ANY, ON A PRECEDING
            REMITTANCE DATE PLUS INTEREST                              0.00
      (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
            ADJUSTMENT                                               201.20
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                       20,248.40
                                                                                       3.21403175
    (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
        (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
            AND OTHER RECOVERIES OF PRINCIPAL                    1,164,733.33
       (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
            INTEREST PURCHASED FOR BREACH OF
            WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
      (iii) SUBSTITUTION ADJUSTMENTS                                   0.00
       (iv) UNGUARANTEED PERCENTAGE OF
            LOSSES THAT WERE LIQUIDATED                                0.00
        (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
            DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                 29,475.70
       (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
      (vii) RECALCULATED PRINCIPAL ADJUSTMENT                          0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                      1,194,209.03
                                                                                      14.26773035
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
        (i) UNGUARANTEED PERCENTAGE OF PAYMENTS
            AND OTHER RECOVERIES OF PRINCIPAL                     87,668.10
       (ii) PRINCIPAL PORTION OF THE UNGUARANTEED
            INTEREST PURCHASED FOR BREACH OF
            WARRANTY AND RECEIVED BY THE TRUSTEE                       0.00
      (iii) SUBSTITUTION ADJUSTMENTS                                   0.00
       (iv) UNGUARANTEED PERCENTAGE OF
            LOSSES THAT WERE LIQUIDATED                                0.00
        (v) UNGUARANTEED PERCENTAGE OF SBA LOAN
            DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                  2,218.60
       (vi) AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
      (vii) RECALCULATED PRINCIPAL ADJUSTMENT                          0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                         89,886.70
                                                                                      14.26773016

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED INSTRUMENTS                                                        3,798,737.11

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                               0.00


Page 2 of 7                                                       Series 1998-1

12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                    51,200,784.14
                                                                                  611.71785114
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE
        AFTER DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                     3,853,822.43
                                                                                  611.71784603
    (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                        55,054,606.57
                                                                                  611.71785078

13. (A) EXCESS SPREAD                                                               135,277.38

    (B) EXTRA INTEREST                                                              181,753.20

    (C) SPREAD BALANCE (SEE FOOTNOTE A)                                           3,798,737.11

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT (SEE FOOTNOTE A)                     4,794,634.67

14. (A) WEIGHTED AVERAGE MATURITY                                                      184.489

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                         10.100%

15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                     55,251.38

    (B) PREMIUM PROTECTION FEE FOR THE RELATED DUE PERIOD                            69,359.46

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                2,816.94

16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION 5.04(b)                                                                   0.00

    (B) SECTION 5.04(c)                                                                   0.00

    (C) SECTION 5.04(d)(ii)                                                           5,395.69

    (D) SECTION 5.04(e)                                                                   0.00

    (E) SECTION 5.04(f)                                                              64,255.83

17. (A) CLASS A REMITTANCE RATE                                                          5.680%

    (B) CLASS B REMITTANCE RATE                                                          6.100%

18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                       0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                                   0.00


Page 3 of 7                                                       Series 1998-1

19. OTHER INFORMATION AS REQUESTED

    (A) AMOUNT ON DEPOSIT IN SPREAD ACCOUNT AFTER ALL
        REQUIRED TRANSFERS ON SUCH REMITTANCE DATE (SEE FOOTNOTE A)                  3,955,828.11

    (B) SPREAD ACCOUNT EXCESS DISTRIBUTED TO SPREAD
        ACCOUNT DEPOSITOR PURSUANT TO SECTION 6.02(b)(iii) (SEE FOOTNOTE A)                  0.00

I, Stephanie Callahan, Assistant Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION


BY:
   ----------------------------------------
           STEPHANIE CALLAHAN
           ASSISTANT VICE PRESIDENT

FOOTNOTE A - Due to a loan level programming error for Y2k, delinquencies were previously under-reported. This caused a shortfall in the funding of the Spread Account in the amount of $328,812.76 from November 10, 2000 to this Remittance Date. The information set forth in this Revised Servicer's Certficate sets forth the corrected calculation of the Spread Account. The Company has deposited the appropriate amount into the Spread Account to correct this error. No losses have been applied to the Certificates due to this error.


Page 4 of 7                                                       Series 1998-1

                                    EXHIBIT K
                     DELINQUENCY AND FORECLOSURE INFORMATION
                               AS OF MAY 31, 2001

               RANGES                     #             GROSS            GROSS             POOL            POOL
               (IN DAYS)               ACCOUNTS         AMOUNT            PCT             AMOUNT           PCT

SERIES 1998-1  1 TO 29                     17          5,820,571.84       3.064%        1,443,174.26       2.621%
               30 TO 59                     7          2,150,858.03       1.132%          537,714.63       0.977%
               60 TO 89                     1            100,030.63       0.053%           25,007.67       0.045%
               90 TO 179                    8          1,913,259.44       1.007%          472,410.06       0.858%
               180 TO 719                  24          8,694,359.57       4.577%        2,672,334.73       4.854%
               720 AND OVER                 0                  0.00       0.000%                0.00       0.000%

               FORECLOSURE                  0                  0.00       0.000%                0.00       0.000%
               REO PROPERTY                 2            781,554.77       0.411%          195,388.71       0.355%
                                         ----      ----------------      ------       --------------      ------

               DELINQUENCY TOTALS          59      $  19,460,634.28      10.244%      $ 5,346,030.06       9.710%
                                         ====      ================      ======       ==============      ======

               OUTSTANDING                541      $ 189,971,728.95                   $55,054,606.57
                                         ====      ================                   ==============

               FORECLOSURE/REO
               180 - 719                    2            781,554.77                       195,388.71


Page 5 of 7                                                       Series 1998-1

                                  SERIES 1998-1

The following additional information, presented in dollars, pursuant to Section
6.09 subclauses (ii), (iii), (iv), (v), (x) and (xii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                     CLASS A            CLASS B             POOL
---------                     -------            -------             ----

(ii)                            626                626                626

(iii)                            --                 --                 12

(iv)                             --                 --                  0

(v)                              --                 --                  2

(x)(a&b)    (i)                   3                  3                  3
           (ii)                   0                  0                  0
          (iii)                   0                  0                  0
          total                   3                  3                  3

(c & d)     (i)                  14                 14                 14
           (ii)                   0                  0                  0
          (iii)                   0                  0                  0
           (iv)                   0                  0                  0
            (v)                   0                  0                  0
           (vi)                   0                  0                  0
          (vii)                   0                  0                  0
          total                  14                 14                 14

(xii)                           612                612                612


Page 6 of 7                                                       Series 1998-1

                     THE MONEY STORE INVESTMENT CORPORATION

                TMS SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

                           SERIES 1998-1, CLASS A & B

                                    EXHIBIT A

1. In the calculation of Servicing Fee, the Company computes the amount based upon the product of the total interest collected and the ratio of the Servicing Fee rate as specified in the Agreement over the prior month weighted average customer rate.


Page 7 of 7                                                       Series 1998-1